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                                                                  EXHIBIT 10.36



                          CAPSTEAD MORTGAGE CORPORATION



                                       and



                            FORTRESS INVESTMENT CORP.





                                ---------------

                          REGISTRATION RIGHTS AGREEMENT

                                ---------------







                          Dated as of December 9, 1999

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                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 9, 1999, is between CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation (the "Company"), and FORTRESS INVESTMENT CORP., a Maryland Corporation ("Fortress").

                  1. Introduction. The Company and Fortress are each a party to the separate Series C Convertible Preferred Stock and Series D Convertible Preferred Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of even date herewith between the Company and Fortress pursuant to which the Company has agreed, among other things, to issue 5,378,000 shares of its $______ Series C Convertible Preferred Stock, par value $.10 per share (the "Series C Preferred Stock"), and 5,378,000 shares of its $0.40 Series D Convertible Preferred Stock, par value $.10 per share (the "Series D Preferred Stock"), to Fortress. This Agreement shall become effective upon the issuance of such securities to Fortress pursuant to the Stock Purchase Agreement. Certain capitalized terms used in this Agreement are defined in section 3 hereof; references to sections shall be to sections of this Agreement.


                  2.       Registration under Securities Act, etc.

                  2.1      Registration on Request.

                           (a) Request. At any time after the first anniversary
of issuance of the Series C Preferred Stock and the Series D Preferred Stock pursuant to the Stock Purchase Agreement, upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of at least a majority of the Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all Holders of Registrable Securities, and thereupon the Company will, subject to the terms of this Agreement, use its best efforts to effect the registration under the Securities Act of:

                                    (i) the Registrable Securities which the
                  Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

                                    (ii) all other Registrable Securities the
                  Holders of which shall have made a written request to the Company for registration thereof within 20 days after




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                  the giving of such written notice by the Company (which
                  request shall specify the intended method of disposition of such Registrable Securities); and

                                    (iii) all securities which the Company may
                  elect to register in connection with the offering of Registrable Securities pursuant to this section 2.1;

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional securities, if any, so to be registered. The Holders shall be entitled to make a request to the Company to register Registered Securities pursuant to this Section 2.1 on no more than two occasions.

                           (b) Registration Statement Form. Registrations under
this section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration.

                           (c) Expenses. Except as set forth in Section 2.1(d),
the Company will pay all Registration Expenses in connection with a registration requested pursuant to this section 2.1.

                           (d) Effective Registration Statement. A registration
requested pursuant to this section 2.1 shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Participating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Participating Holders unless the Participating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Participating Holders.

                           (e) Selection of Underwriters. If a requested
registration pursuant to this section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company and shall be reasonably acceptable to the holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested.

                           (f) Priority in Requested Registrations. If a
requested registration pursuant to this section 2.1 involves an underwritten offering, and the managing underwriter shall



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advise the Company in writing (with a copy to each Participating Holder) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities so requested to be included, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the Initiating Holders, pro rata among the Initiating Holders, on the basis of the number of such securities requested to be included by the Initiating Holders, (ii) second, Registrable Securities requested to be included in such registration by the other Participating Holders, pro rata among such Participating Holders, on the basis of the number of such securities requested to be included by such Participating Holders, and (iii) third, securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof.

                  2.2      Incidental Registration.

                           (a) Right to Include Registrable Securities. If the
Company at any time after the first anniversary of the issuance of the Series C Preferred Stock and the Series D Preferred Stock proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8, or any successor or similar forms and other than pursuant to section 2.1, and except for at-the-market offerings under its Stockholder Investment Program (Common Stock), its Dividend Reinvestment Program (Series B Preferred Stock) and its shelf offerings of Common Stock and Series B Convertible Preferred Stock pursuant to one or more Sales Agency Agreements or similar agreements)), whether or not for sale for its own account, it will each such time give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this section 2.2. Upon the written request of any such Holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will, subject to the terms of this Agreement, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holder or Holders of Registrable Securities entitled to do so to



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request that such registration be effected as a registration under section 2.1
(unless such registration has already been effected), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this section 2.2 shall relieve the Company of its obligation to effect the registration upon request under section 2.1, nor shall any such registration under this section 2.2 be deemed to have been effected pursuant to section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 2.2.

                           (b) Priority in Incidental Registrations. If (i) a
registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company (the "Piggyback Securities"), to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and Holders of the Registrable Securities requesting such registration in writing of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters, then the Company may, upon written notice to all Holders of such Registrable Securities include as many of the Piggyback Securities as possible, and (before reducing the number of any Piggyback Securities) reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities the registration of which shall have been requested by each Holder of Registrable Securities so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.

                           (c) Expenses. The Company will pay all Registration
Expenses in connection with each registration of Registrable Securities requested pursuant to this section 2.2.

                  2.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in sections 2.1 and 2.2, the Company shall, as expeditiously as possible:

                           (a) prepare and in the case of an incidental
registration under Section 2.2, within 60 days after the end of the period within which requests for registration may be given to the Company hereunder or in any event as soon thereafter as possible, or, in the case of a registration pursuant to section 2.1, within 90 days after the initial request of one or more Initiating Holders of Registrable Securities or in any event as soon thereafter as possible, file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated



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thereunder) and thereafter use its best efforts to cause such registration statement to become and remain effective, provided however that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto, provided further that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the Holders of a majority of the Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such counsel;

                           (b) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a registration pursuant to section 2.1, the expiration of 180 days after such registration statement becomes effective, or (ii) in the case of a registration pursuant to section 2.2, the expiration of 90 days after such registration statement becomes effective;

                           (c) furnish to each seller of Registrable Securities
covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and under writer, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                           (d) use its best efforts to register or qualify all
Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to be so qualified,



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o subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                           (e) use its best efforts to cause all Registrable
Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                           (f) furnish to each seller of Registrable Securities
a signed counterpart, addressed to such seller and the underwriters, if any, of:

                                    (i) an opinion of counsel for the Company,
                  dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                                    (ii) a "comfort" letter (or, in the case of
                  any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an under written public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedures" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request;

                           (g) notify the Holders of Registrable Securities and
the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                                    (i) when the registration statement, the
                  prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;


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                                    (ii) of any request by the Commission for
                  amendments or supplements to the registration statement or the prospectus or for additional information;

                                    (iii) of the issuance by the Commission of
                  any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

                                    (iv) if at any time the representations and
                  warranties of the Company made as contemplated by section 2.4 below cease to be true and correct; and

                                    (v) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                           (h) notify each seller of Registrable Securities
covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (i) make every reasonable effort to obtain the
withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                           (j) otherwise use its best efforts to comply with all
applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such



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registration statement or prospectus (provided, however that a filing on Form
10-K, 10-Q or 8-K (or similar or successor form) shall not be deemed such an amendment or supplement) and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                           (k) make available for inspection by a representative
or representatives of the Holders of Registrable Securities, each such representative representing the Holders of not less than a majority of the Registrable Securities included in the registration, any underwriter partici-pating in any disposition pursuant to the registration statement and any attorney or accountant retained by such selling Holders or underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration in order to permit a reasonable investigation within the meaning of Section 11 of the Securities Act, provided that the Company shall not be required to comply with this paragraph
(k) if there is a reasonable likelihood, in the judgment of the Company, that such delivery could result in the loss of any attorney-client privilege related thereto;

                           (l) provide and cause to be maintained a transfer
agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                           (m) use its best efforts to list all Registrable
Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

                  The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the Holders of at least a majority of the Registrable Securities covered by such registration statement or the underwriter or underwriters, if any, shall reasonably object, provided that the Company may file such document in a form required by law or upon the advice of its counsel.

Each Holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in paragraph
(h) of this section 2.3, such Holder will forthwith



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discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (b) of this section 2.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this section 2.3.

If any such registration statement refers to any Holder of Registrable Securities by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder.

                  2.4      Underwritten Offerings.

(a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 2.6. The Holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable



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Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in such registration statement or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law.

                           (b) Incidental Underwritten Offerings. If the Company
at any time proposes to register any of its securities under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more underwriters, the Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law.

                           (c) Holdback Agreements.

                                    (i) Each Holder of Registrable Securities
                  agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of the Company, during such period as the managing underwriter may request (not to exceed the two days prior to and the 90 days after any underwritten registration pursuant to section 2.1 or 2.2 has become effective or such lesser period of time, prior to and/or after the date of effectiveness, as may be requested by the managing underwriter with respect to the disposition of equity securities of the Company held by the Company and/or its management stockholders) except as part of such underwritten registration, whether or not such Holder participates in such registration. Notwithstanding the foregoing sentence, each Holder of Registrable Securities subject to the foregoing sentence shall be entitled to sell during the foregoing period securities in a private sale. Each Holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this section 2.4(c).



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                                    (ii) The Company agrees (x) if so required
                  by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the pur chase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during such period of time as the managing underwriter may request (not to exceed the two days prior to and the 90 days after any underwritten registration pursuant to section 2.1 or 2.2 has become effective, except as part of such under written registration and except pursuant to registrations on Form S-4, S-8, or any successor or similar forms thereto and except for at-the-market offerings under its Stockholder Investment Program (Common Stock), its Dividend Reinvestment Program (Series B Preferred Stock) and its shelf offerings of Common Stock and Series B Convertible Preferred Stock pursuant to one or more Sales Agency Agreements or similar agreements and (y) to cause each holder of more than 1% of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased directly from the Company (or indirectly from the Company as the first purchaser in a Rule 144A Offering) at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of such securities during such period except as part of such underwritten registration.

                           (d) Participation in Underwritten Offerings. No
Person may participate in any underwritten offering hereunder unless such Person
(i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and condi tions hereof, by the Company and the Holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any Holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such Holder expressly for use in the related registration statement or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law.

                  2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities registered under such registration state ment, their underwriters, if any, each Requesting Holder and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included



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therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  2.6      Indemnification.

                           (a) Indemnification by the Company. In the event of
any registration of any securities of the Company under the Securities Act, the Company will, and hereby does agree to, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to section 2.1 or 2.2, the Holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                           (b) Indemnification by the Sellers. The Company may
require, as a condition to including any Registrable Securities in any registration statement filed pursuant to section 2.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this section 2.6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                           (c) Notices of Claims, etc. Promptly after receipt by
an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                           (d) Other Indemnification. Indemnification similar to
that specified in the preceding paragraphs of this section 2.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                           (e) Indemnification Payments. The indemnification
required by this section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                           (f) Contribution. If the indemnification provided for
in the preceding paragraphs of this section 2.6 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers pursuant to the Purchase Agreement bear to the gain, if any, realized by the selling Holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of paragraph (a) of this section 2.6, and in no event shall the obligation of any indemnifying party to contribute under this paragraph (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under paragraphs (a) or (b) of this sec tion 2.6 had been available under the circumstances.

                  The Company and the Holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this paragraph (f) were determined by pro rata allocation (even if the Holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and paragraph (c) of this section 2.6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  Notwithstanding the provisions of this paragraph (f), no Holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                   2.7     Restrictions on Transfer.

                           (a) Restrictive Legends. Except as otherwise
permitted by this section 2.7, each certificate or other instrument evidencing any Registrable Securities (including each such certificate or other instrument issued upon the transfer of any Registrable Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares of Series C Convertible Preferred Stock, Series D Convertible Preferred Stock or Common Stock (as the case may be) represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

                           (b) Notice of Proposed Transfer; Opinions of Counsel.
Prior to any transfer of any Registrable Securities which are not registered under an effective registration state-ment under the Securities Act, the Holder thereof will give written notice to the Company of such Holder's intention to effect such transfer and to comply in all other respects with this section 2.7(b). Each such notice (i) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (ii) shall designate counsel for the Holder giving such notice (who may be house counsel for such Holder). The Holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

                  (x) If (A) in the opinion of such counsel for the Holder the proposed transfer may be effected without registration of such Registrable Securities under the Securities Act, and (B) counsel for the Company shall not have rendered an opinion within 15 days after receipt by the Company of such written notice that such registration is required, such Holder shall thereupon be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by such Holder to the Company.

                  (y) If in the opinion of either or both of such counsel the proposed transfer may not legally be effected without registration of such Registrable Securities under the Securities Act (such opinion or opinions to state the basis of the legal conclusions reached therein), the Company will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such Registrable Securities until receipt of a further notice from the Company under clause (x) above or until registration of such Registrable Securities under the Securities Act has become effective.

                  3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:


                  Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  Common Stock: The Common Stock, par value $.01, of the
                  Company.

                  Company: As defined in the introductory paragraph of this Agreement.

                  Exchange Act: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  Initiating Holders: Any Holder or Holders of Registrable Securities initiating a request pursuant to section 2.1 for the registration of at least a majority of the Registrable Securities.

                  Holders: As defined in Section 7.

                  Stock Purchase Agreement: As defined in section 1.

                  Person: A corporation, an association, a partnership, a limited liability company, an organization, business, an individual, a governmental or political paragraph thereof or a governmental agency.

                  Participating Holders: Holders who have elected to have their Registrable Securities registered in accordance with the provisions of Section 2.1.

                  Piggyback Securities: As defined in Section 2.2(b).

                  Registrable Securities: Any of the shares of Common Stock into which shares of Series C Preferred Stock and Series D Preferred Stock issued to Fortress pursuant to the Stock Purchase Agreement are convertible.

                  Registration Expenses: All expenses incident to the Company's performance of or compliance with section 2.1 through 2.5, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and ex penses of complying with securities or blue sky laws, all word processing, dupli cating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of a single counsel and accountants retained by the Holders of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

                  Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  4. Rules 144 and 144A. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with the requirements of this Section 4.

                  5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall agree and shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of 66 2/3 % or more of the shares of Registrable Securities and, in the case of any such amendment, action or omission to act in respect of the first sentence of Section 4, the written consent of each Holder affected thereby. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

                  6. Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of Fortress, in the manner set forth in the Stock Purchase Agreement or at such other address as Fortress shall have furnished to the Company in writing, or (b) in the case of any other Holder of Registrable Securities, at the address that such Holder shall have furnished to the Company in writing, or, until any such other Holder so furnishes to the Company an address, then to and at the address of the last Holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at 8401 N. Central Expressway, Suite 800, Dallas, Texas 75225-4401 to the attention of its Chairman, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified above, provided that any such notice, request or communication to any holder of Registrable Securities shall not be effective until received.

                  7. Assignment. Except as set forth in the next sentence, this Agreement shall not be assignable except in one or more cases by and among Fortress and its affiliates (provided that each such assignment shall assign the full rights and obligations of Fortress or, as the case may be, its affiliate (if Fortress has already assigned its full rights and obligations hereunder to such affiliate) and each such assignment shall be made between Fortress or, as the case may be, such affiliate to only one of Fortress' affiliates per assignment (i.e., Fortress may not distribute its rights and obligations hereunder among more than one affiliate at any time)). The provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall only be assignable to transferees of at least 25% of the Registrable Securities (which transferees, together with Fortress or such affiliate (as long as Fortress or such affiliate, as the case may be, holds any Registrable Securities), shall be termed "Holders"), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. Any attempt to assign any portion of this Agreement outside of the scope set forth in this Section 7 shall be null and void.

                  8. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                  9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

                  10. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  12. Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                         CAPSTEAD MORTGAGE CORPORATION



                                         By: /s/ ANDREW F. JACOBS
                                            ------------------------------------
                                            Andrew F. Jacobs
                                            Executive Vice President - Finance




                                         FORTRESS INVESTMENT CORP.


                                         By: /s/ RANDAL A. NARDONE
                                            ------------------------------------
                                            Randal A. Nardone
                                            Chief Operating Officer